Chase Manhattan Grantor Trust 1996-A

                         Statement to Certificateholders

                                  July 15, 1999


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                                                       DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
              ORIGINAL            PRIOR                                                                                 CURRENT
                FACE            PRINCIPAL                                                     REALIZED   DEFERRED      PRINCIPAL
  CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST         TOTAL        LOSSES    INTEREST       BALANCE
------------------------------------------------------------------------------------------------------------------------------------
    A     1,474,263,764.33   161,719,281.10    16,024,717.01    700,783.55     16,725,500.56    0.00       0.00      145,694,564.09
------------------------------------------------------------------------------------------------------------------------------------
 TOTALS   1,474,263,764.33   161,719,281.10    16,024,717.01    700,783.55     16,725,500.56    0.00       0.00      145,694,564.09
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------                    -------------------------
                  FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                      PASS-THROUGH RATES
------------------------------------------------------------------------------                    -------------------------
              PRIOR                                                  CURRENT                                    CURRENT
            PRINCIPAL                                               PRINCIPAL                       CLASS      PASS-THRU
 CLASS       FACTOR       PRINCIPAL      INTEREST       TOTAL         FACTOR                                     RATE
------------------------------------------------------------------------------                    -------------------------
    A     109.69494402   10.86964043    0.47534476   11.34498518   98.82530360                        A         5.200000 %
------------------------------------------------------------------------------                    -------------------------
 TOTALS   109.69494402   10.86964043    0.47534476   11.34498518   98.82530360
------------------------------------------------------------------------------





 IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                           ADMINISTRATOR LISTED BELOW:

                                 Kimberly Costa
             The Chase Manhattan Bank - Structured Finance Services
                         450 W. 33rd Street, 14th Floor,
                            New York, New York 10001
                               Tel: (212) 946-3247
                        Email: kimberly.k.costa@chase.com



[Image]                         (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
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


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                      Chase Manhattan Grantor Trust 1996-A
                                  July 15, 1999
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                                 MONTHLY REPORT

                                     Due Period                             41
                                     Due Period Beginning Date        06/01/99
                                     Due Period End Date              06/30/99
                                     Determination Date               07/09/99

I.     Monthly Expense Summary
          A. Servicing Fee Disbursement                             134,766.07
          B. Cash Collateral Account Expense                              0.00
          C. Total Expenses Paid (per $1000 of Original
             Principal Amount)                                        0.091412

II.    Cash Collateral Account Deposit Amount                             0.00

III.   Outstanding Advance Summary

          A. From Prior Period                                    3,782,643.69
          B. From Current Period                                  3,696,300.53
          C. Change in Amount Between Periods (Line B - A)          -86,343.16

IV.    Available Cash Collateral Account Information for
       Due Period
          A. Available Cash Collateral Amount                    11,056,978.23
          B. Available Cash Collateral Amount Percentage              6.837143%

V.     Available Cash Collateral Account Information for
       Next Period
          A. Available Cash Collateral Amount                    11,056,978.23
          B. Available Cash Collateral Amount Percentage              7.589149%

VI.    Required Cash Collateral Amount
          A. For the Current Collection Period                   11,056,978.23
          B. For the Next Collection Period                      11,056,978.23

VII.   Payment Summary for Servicer
          A. Monthly Servicing Fees
                1. Scheduled Monthly Servicing Fee                  134,766.07
          B. Monthly Disbursements to Servicer
                1. Monthly Servicing Fee and Unpaid
                   Servicing Fee                                    134,766.07
                2. Reimbursed Advance Amount                        242,360.20
                3. Net Investment Earnings on Certificate
                   Account                                                0.00
                4. Total (Lines 1 thru 3)                           377,126.27

          C. Advance by Servicer                                    156,017.04
          D. Net Disbursement to Seller (Lines B - C)               221,109.23

VIII.  Certificate Account Surplus from Cert Acct to Cash
       Collateral Acct                                                    0.00

IX.    Disbursements on Cash Collateral Loan
          A. Interest Payment on Loan                                     0.00
          B. Fees and Expenses on Loan                                    0.00
          C. Principal Payment on Loan                                    0.00



[Image]                         (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
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

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                      Chase Manhattan Grantor Trust 1996-A
                                  July 15, 1999
--------------------------------------------------------------------------------
X.     Repayment to Seller
          A. From Available Cash Collateral Funds                    45,494.86
          B. From Certificate Account
                1. Excess Funds                                     360,523.19
                2. Certificate Amount Surplus                             0.00
                3. Excess Amount (Lines 1 -2)                       360,523.19

          C. Excess Amount Paid Seller (Lines A + B)                406,018.05

XI.    Recoveries of Defaulted Receivables for Due Period            51,240.83
XII.   Recoveries of Interest Delinquencies for Due Period          242,360.20



















[Image]                         (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
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


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                      Chase Manhattan Grantor Trust 1996-A
                                  July 15, 1999
--------------------------------------------------------------------------------
                       MONTHLY SERVICER CERTIFICATE REPORT

I.     Available Amount in the Certificate Account
          A. Credits
                1. Payments form Obligors Applied to
                   Collection Period
                        a. Principal Payments                    15,821,315.69
                        b. Recovery of Advance                      234,100.41
                        c. Other Interest Payments                1,067,550.71
                        d. Total (A thru C)                      17,122,966.81
                2. Repurchase Amount from Repurchased
                   Receivables
                        a. Principal before Cutoff Date                   0.00
                        b. Interest before Cutoff Date                    0.00
                        c. Principal Payments                       128,770.08
                        d. Recovery of Advance                        3,419.30
                        e. Other Interest Payments                      733.64
                        f. Total (A thru E)                         132,923.02
                3. Reversal from Defaulted Contracts                      0.00
                4. Recovery of Defaulted Receivables                 51,240.83
                5. Recovery Amount Before Cutoff Date
                   (Excluding Repurchased Receivables
                        a. Principal                                      0.00
                        b. Interest                                       0.00
                        c. Total (A thru B)                               0.00
                6. Investment Earnings on Certificate Account             0.00
                7. Net Adjustments                                        2.32
                8. Advance by Servicer                              156,017.04
                9. Overpayment from Obligors                              0.00
               10. Total Credits                                 17,463,150.02

          B. Debits
                1. Overpayments from Obligors                             0.00
                2. Recovery Amount Before Cutoff Date
                   to Seller
                        a. Principal                                      0.00
                        b. Interest                                       0.00
                        c. Total (Lines A thru B)                         0.00
                3. Reversal from Defaulted Contracts                      0.00
                4. Reimbursement of Advance
                         a. From Payments of Non-Defaulted
                            Receivables                             237,519.71
                         b. From Recovery of Defaulted
                            Receivables                                   0.00
                         c. Total (Lines A thru B)                  237,519.71
                5. Net Investment Earnings on Certificate
                   Account                                                0.00
                6. Total Debits (Lines 1 thru 5)                    237,519.71

          C. Total Available Amount                              17,225,630.31



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                      Chase Manhattan Grantor Trust 1996-A
                                  July 15, 1999
--------------------------------------------------------------------------------
                       MONTHLY SERVICER CERTIFICATE REPORT

II.    Reimbursement of Advance on Defaulted Receivables
          A. Recovery of Advance                                      2,978.74
          B. Unreimbursed Advance from Prior Period                       0.00
          C. Reimbursed Amount (Min: Lines A and B)                       0.00

III.   Excess Collections for Collection Period
          A. Excess Spread Amount                                   388,821.06
          B. Net Recovery of Defaulted Receivables
                1. Recovery of Defaulted Receivables                 51,240.83
                2. Reimbursement of Advance                               0.00
                3. Net Recovery of Defaulted Receivables
                   (lines 1-2)                                       51,240.83
          C. Excess Spread Amount to this Periods Defaulted
             Receivables
                1. Balance on Defaulted Receivables
                        a. Principal                                 74,631.24
                        b. Advanced Interest                          4,840.49
                        c. Unadvanced Interest                           66.97
                        d. Total (Lines A thru C)                    79,538.70
                2. Amount Applied to Default Balance
                   (Min: Lines A+B and C.1)                          79,538.70
          D. Principal Carryover Shortfall                                0.00
          E. Adjustment to Excess Collection                              0.00
          F. Excess Collections                                     360,523.19

IV. Scheduled Monthly Disbursements
          A. Unreimbursed Advance on Defaulted
             Receivables                                                  0.00
          B. Principal and Interest to
             Certificateholders
                1. Monthly Prinicpal
                        a. From Repurchsed Receivables              128,770.08
                        b. From Defaulted Receivables                74,631.24
                        c. Principal Payment                     15,821,315.69
                        d. Total (Lines A thru C)                16,024,717.01
                2. Monthly Interest                                 700,783.55
                3. Unpaid Interest                                        0.00
                4. Principal Carryover Shortfall                          0.00
                5. Total                                         16,725,500.56
          C. Servicing Fee to Servicer
                1. Monthly Servicing Fee                            134,766.07
                2. Overdue Monthly Servicing Fee                          0.00
                3. Total (Lines 1 thru 2)                           134,766.07
          D. Total (Lines A thru C)                              16,860,266.63

V. Payment Deficiency Amount
          A. Scheduled Monthly Disbursements                     16,860,266.63
          B. Available Distribution Amount
                1. Available Amount in Certificate
                   Account                                       17,225,630.31
                2. Excess Collections in Certificate
                   Account                                          360,523.19
                3. Reimbursed Advance on Defaulted
                   Receivables from Excess Spread                     4,840.49
                4. Available Distribution Amount
                   (Lines 1-2-3)                                 16,860,266.63
          C. Payment Deficiency Amount
             (Max: (Lines A-B) and 0.00)                                  0.00



[Image]                         (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
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                      Chase Manhattan Grantor Trust 1996-A
                                  July 15, 1999
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                       MONTHLY SERVICER CERTIFICATE REPORT

VI.    Cash Collateral Account Withdrawal
          A. Available Cash Collateral Amount
             for the Collection Period                           11,056,978.23
          B. Payment Deficiency Amount                                    0.00
          C. Cash Collateral Account Withdrawal                           0.00

VII.   Disbursements from the Certificate Account with
       CCA Withdrawal
          A. Available Distribution Amount
                1. Available Distribution Amount from
                   Certificate Account                           17,225,630.31
                2. Excess Collections                               360,523.19
                3. Cash Collateral Account Withdrawal                     0.00
                4. Reimbursed Advance on Defaulted
                   Receivables from Excess Spread                     4,840.49
                5 Available Amount (Lines 1 - 2 + 3 - 4)         16,860,266.63
          B. Disbursements of Advance on Defaulted
             Receivables                                                  0.00
          C. Disbursements to Certificateholders                 16,725,500.56
          D. Monthly Servicing Fee and Overdue
             Servicing Fee                                          134,766.07
          E. Excess Funds from Certificate Account
                1. Available Amount after Distribution
                   (Lines A - B - C- D)                                   0.00
                2. Excess Collections                               360,523.19
                3.Excess Funds (Lines 1 + 2)                        360,523.19

VIII.  Average Certificate Principal Balance for the
       Collection Period
          A. Beginning Balance                                  161,719,281.10
          B. Ending Balance                                     145,694,564.09
          C. Average Balance (Lines (A + B) / 2)                153,706,922.60

IX.    Delinquency and Defaults Information

              -----------------------------------------------------------
                                      Group 1
              -----------------------------------------------------------
                                          Delinquency         Principal
                Period           Number     Amount             Balance
               ----------------------------------------------------------
                30-59 days         578     385,109.60        3,190,841.77
                60-89 days         131     129,101.25          764,038.44
                90-119 days         40      56,504.61          242,111.95
                120+149 days        18      30,569.71          111,372.26
                150+179 days        15      28,768.21           78,888.67
                180+209 days        14      36,999.37          104,890.73
                210+239 days         6      19,118.30           39,366.47
                240+Days
                Delinquent           0           0.00                0.00
                Total              802     686,171.05        4,531,510.29
               ----------------------------------------------------------

          B. Principal Amount of Loans in Defaulted
             Receivables                                             74,631.24
          C. Delinquency Percentage
                1. Outstanding Principal Balance for
                   Deliquency >= 60 Days                          1,340,668.52
                2. Portfolio Principal Ending Balance
                   for the Collection Period                    145,694,564.09
                3. Delinquency Percentage                             0.920191%



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                      Chase Manhattan Grantor Trust 1996-A
                                  July 15, 1999
--------------------------------------------------------------------------------
                       MONTHLY SERVICER CERTIFICATE REPORT

X.     Portfolio Average Delinquency Rate
          A. Delinquency Rate for Second Prior Period                0.825851%
          B. Delinquency Rate for Prior Period                       0.881116%
          C. Delinquency Rate for Current Period                     0.920191%
          D. Average Deliquency Rate                                 0.875720%

XI.    Portfolio Average Three Due Periods Charge
       Off Rate
          A. Charge Off Rate for Second Prior Period                 0.318494%
          B. Charge Off Rate for Prior Period                        0.173715%
          C. Charge Off Rate for Current Period
                1. Principal Recoveries of Defaulted
                   Receivables                                       47,788.66
                2. Principal on Defaulted Receivables                74,631.24
                3. Average Pool Balance for Collection
                   Period                                       153,706,922.60
                4. Charge Off Rate
                   (12 * (Lines (2 - 1) / 3)                          0.209562%
          D. Average Charge Off Rate
             ((Lines A thru C) / 3)                                   0.233924%

XII.   Required Cash Collateral Amount for Next Collection Period
          A. Cash Collateral Floor Amount
                1. Maximum Amount                                11,056,978.23
                2. Possible Floor Amount
                        a. Pool Principal Balance at the
                           Beginning of Collection Period       161,719,281.10
                        b. Cumulative Monthly Interest
                           Through Final Distribution Date       21,724,290.09
                        c. Cumulative Monthly Servicing
                           Fee Through Final Distribution Date    4,177,748.10
                        d. Total (Lines A thru C)               187,621,319.29
                3. Cash Collateral Floor Amount
                   (Min: Lines 1 & 2)                            11,056,978.23

          B. Possible Cash Collateral Amount
                1. Cash Collateral Percentage
                        a. Average Three Period
                           Delinquency Percentage                     0.875720%
                        b. Delinquency Percentage Trigger             1.250000%
                        c. Average Three Period Charge
                           Off Rate                                   0.233924%
                        d. Charge Off Rate Trigger                    1.250000%
                        e. Maximum Cash Collateral
                           Percentage Specified                       7.000000%
                        f. Minimum Cash Collateral
                           Percentage Specified                       5.000000%
                        g. Cash Collateral Percentage
                           Applied (If a>b or c>d, then e,
                           else f)                                    5.000000%
                2. Pool Principal Balance                       145,694,564.09
                3. Possible Amount                                7,284,728.20

          C. Required Cash Collateral Amount
             (Max: Lines A & B)                                  11,056,978.23

XIII.  Deposit to Cash Collateral Account
          A. Excess Funds from Certificate Account                  360,523.19
          B. Required Deposit to Cash Collateral Account
                1. Required Cash Collateral Amount
                   for Next Period                               11,056,978.23
                2. Available Cash Collateral Amount              11,056,978.23
                3. Cash Collateral Account Withdrawal                     0.00
                4. Required Deposit Amount
                   (Max: 0 & Lines 1-2+3)                                 0.00
          C. Deposit Amount to Cash Collateral Account
                   (Min: Lines A & B)                                     0.00



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                      Chase Manhattan Grantor Trust 1996-A
                                  July 15, 1999
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                       MONTHLY SERVICER CERTIFICATE REPORT

XIV.   Memorandum Spread Account Unfunded Amount
          A. Memorandum Spread Account Cap
                1. Cash Collateral Floor Amount                   11,056,978.23
                2. Possible Cap
                        a. Pool Principal Balance                145,694,564.09
                        b. Memorandum Spread Account
                           Cap Percentage
                               1. Average Three Period
                                  Charge Off Rate                      0.233924%
                               2. Minimum Charge Off
                                  Rate Trigger                         1.250000%
                               3. Average Three Period
                                  Delinquency Rate                     0.875720%
                               4. Minimum Delinquency
                                  Percentage                           1.250000%
                               5. Minimum Cap Percentage
                                  Specified                            1.000000%
                               6. Maximum Cap Percentage
                                  Specified                            2.000000%
                               7. Memorandum Spread Account
                                  Cap Percentage (If 1 less than
                                  or equal to 2 and 3 less than
                                  or equal to 4 then 5 else 6)         1.000000%
                        c. Possible Amount (Lines a *b)            1,456,945.64
                3. Memorandum Spread Account Cap
                   (Max: Lines ( 1 + 2))                          11,056,978.23
          B. Memorandum Spread Account Amount
                1. Available Cash Collateral Amount               11,056,978.23
                2. Cash Collateral Account Deposit                         0.00
                3. Cash Collateral Account Withdrawal                      0.00
                4. Principal Balance on Cash Collateral Loan               0.00
                5. Memorandum Spread Account Amount
                   (Max: 0 & Lines 1 + 2 - 3 - 4)                 11,056,978.23
          C. Memorandum Spread Account Unfunded Amount
             (Max: 0 & Lines A - B)                                        0.00

XV.    Available Cash Collateral Payment Funds
          A. Certificate Account Surplus
                1. Excess Funds from Certificate Account             360,523.19
                2. Memorandum Spread Account
                   Unfunded Amount                                         0.00
                3. Certificate Account Surplus                             0.00
          B. Cash Collateral Account Surplus
                1. Available Cash Collateral Amount               11,056,978.23
                2. Cash Collateral Account Deposit                         0.00
                3. Cash Collateral Account Withdrawal                      0.00
                4. Required Cash Collateral Amount for
                   Next Period                                    11,056,978.23
                5. Cash Collateral Account Surplus
                   (Max: 0 & Lines 1 + 2 - 3 - 4)                          0.00
          C. Investment Earnings on Cash Collateral
             Account                                                  45,494.86
          D. Available Cash Collateral Payment
             Funds                                                    45,494.86

XVI.   Scheduled Disbursement on Cash Collateral Loan
          A. Scheduled Interest
                1. Interest on Deposit Rate
                   Portion                                                 0.00
                2. Interest on Base Rate Portion                           0.00
                3. Unpaid Interest                                         0.00
                4. Total (Lines 1 thru 3)                                  0.00
          B. Fees and Expenses
                1. Fees and Expenses                                       0.00
                2. Overdue Fees and Expenses                               0.00
                3. Total (Lines 1 thru 2)                                  0.00
          C. Total (Lines A + B)                                           0.00



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                      Chase Manhattan Grantor Trust 1996-A
                                  July 15, 1999
--------------------------------------------------------------------------------
                       MONTHLY SERVICER CERTIFICATE REPORT

XVII.  Excess From Memorandum Spread Account
          A. Memorandum Spread Account Cap                        11,056,978.23
          B. Adjusted Memorandum Spread Account Amount
                1. Memorandum Spread Account Amount               11,056,978.23
                2. Investment Earnings on Cash
                   Collateral Account                                 45,494.86
                3. Interest Due to Cash Collateral Loan                    0.00
                4. Fees and Expenses to Cash Collateral Loan               0.00
                5. Adjusted Memorandum Spread Account Amount
                   (Max: 0 & Lines 1 + 2 - 3 - 4)                 11,102,473.09
          C. Excess from Memorandum Spread Account                    45,494.86

XVIII. Disbursement of Available Cash Collateral Payment Funds
          A. Available Cash Collateral Payment Funds                  45,494.86
          B. Interest Payment to Cash Collateral Loan                      0.00
          C. Fees and Expenses on Cash Collateral Depositor                0.00
          D. Principal Payment to Cash Collateral Loan
                1. Available Disbursement Amount
                        a. Available Amount after Disbursement
                           of Interest, Fees, & Expenses              45,494.86
                        b. From Excess of Memorandum Spread
                           Account                                    45,494.86
                        c. Available Disbursement Amount                   0.00
                2. Principal Balance on Cash Collateral Loan               0.00
                3. Principal Payment                                       0.00
          E. Excess Amount to Seller                                  45,494.86

XIX.   Available Cash Collateral Amount for Next
       Distrbution Date
          A. Available Cash Collateral Amount
                1. Available Cash Collateral Amount               11,056,978.23
                2. Cash Collateral Account Deposit from
                   Certificate Account                                     0.00
                3. Cash Collateral Account Withdrawal                      0.00
                4. Cash Collateral Account Surplus                         0.00
                5. Available Cash Collateral Amount
                   (Lines 1 + 2 - 3 - 4)                          11,056,978.23
          B. Available Cash Collateral Percentage                      7.589149%

XX.    Reimbursed Advance
          A. From Payment in Certificate Account                     237,519.71
          B. From Excess Spread                                        4,840.49
          C. From Certificate Account with Cash
             Collateral Withdrawal                                         0.00
          D. Total (Lines A thru C)                                  242,360.20

XXI.   Excess Amount to Seller
          A. From Available Cash Collateral Payment Funds             45,494.86
          B. From Certificate Account
                1. Excess Funds                                      360,523.19
                2. Certificate Account Surplus                             0.00
                3. Excess Amount                                     360,523.19
          C Excess Amount to Seller (Lines A thru B)                 406,018.05

XXII.  Weighted Average Coupon as of Current Period                    9.074421%
XXIII. Weighted Average Maturity as of Current Period               15.60335818



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                        Chase Manhattan Grantor Trust 1996-A
                                   July 15, 1999
--------------------------------------------------------------------------------
                             MONTHLY BALANCE REPORT

I.     Defaulted Receivables Summary
          A. Beginning Balance
                1. Principal                                      8,168,186.30
                2. Interes                                          312,077.01
                3. Total                                          8,480,263.31
          B. Additions
                1. Principal                                         74,631.24
                2. Interest                                           4,907.46
                3. Total (Lines 1 thru 2)                            79,538.70
          C. Net Recoveries
                1. Principal                                         47,788.66
                2. Interest                                           3,015.42
                3. Excess                                               436.75
                4. Total (Lines 1 thru 3)                            51,240.83
          D. Adjustments on Excess from Recoveries                      436.75
          E. Ending Balance
                1. Principal                                      8,195,028.88
                2. Interest                                         313,969.05
                3. Total (Lines 1 + 2)                            8,508,997.93

II.    Portfolio Delinquency Summary
          A. Beginning Balance                                    2,668,041.74
          B. Additions                                            1,741,523.61
          C. Recoveries
                1. From Repurchased Receivables                      13,415.23
                2. Delinquency Adjustments on Matured
                   Contracts                                          2,072.48
                3. Others                                         2,163,993.72
                4. Total (Lines 1 thru 3)                         2,179,481.43
          D. To Defaulted Receivables                                25,787.26
          E. Ending Balance                                       2,204,296.66

III.   Outstanding Advances Summary
          A. Beginning Balance                                    3,782,643.69
          B. Additions                                              156,017.04
          C. Reimbursements
                1. For Defaulted Receivables
                        a. From Receivables Excess Spread             4,840.49
                        b. From Cash Collateral Withdrawal                0.00
                        c. From Recoveries of Defaulted
                           Receivables                                    0.00
                        d. Total (Lines a thru c)                     4,840.49
                2. Others                                           237,519.71
                3. Total (Lines 1 thru 2)                           242,360.20
          D. Ending Balance (Lines A + B - C)                     3,696,300.53



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                      Chase Manhattan Grantor Trust 1996-A
                                  July 15, 1999
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                             MONTHLY BALANCE REPORT

IV.    Unreimbursed Advances of Defaulted Receivables Summary
          A. Beginning Balance                                            0.00
          B. Additions                                                4,840.49
          C. Reimbursements
                1. From Recoveries of Defaulted Receivables               0.00
                2. From Excess Reserve Account                        4,840.49
                3. From Cash Collateral Withdrawal                        0.00
                4. Total                                              4,840.49
          D. Ending Balance (Lines A + B - C)                             0.00

V.     Maturity Interest Deficiency Summary
          A. Beginning Balance                                    2,140,107.12
          B. Additions                                               71,038.63
          C. Ending Balance                                       2,211,145.75

VI.    Certificate Principal Balance
          A. Beginning Balance                                  161,719,281.10
          B. Monthly Prinicpal
                1. Defaulted Receivables                             74,631.24
                2. Repurchased Receivables                          128,770.08
                3. Principal Payment                             15,821,315.69
                4. Total (Lines 1 thru 3)                        16,024,717.01
          C. Ending Balance (Lines A - B)                       145,694,564.09

VII.   Automobiles Receivables Balance Summary
          A. Beginning Balance                                  161,719,281.10
          B. Automobile Receivable Monthly Principal
                1. Defaulted Receivables                             74,631.24
                2. Others                                        15,950,085.77
                3. Total (Lines 1 thru 2)                        16,024,717.01
          C. Ending Balance                                     145,694,564.09

VIII.  Automobiles Tally Summary
          A. Beginning Number of Receivables                            34,133
          B. Additions                                                       0
          C. Deductions
                1. Repurchased Receivables                                  17
                2. Defaulted Receivables                                    23
                3. Matured Receivables                                   1,943
                4. Total (Lines 1 thru 3)                                1,983
          D. Ending Number of Receivables                               32,150




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                      Chase Manhattan Grantor Trust 1996-A
                                  July 15, 1999
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                             MONTHLY BALANCE REPORT

IX.    Cash Collateral Loan Summary
          A. Beginning Balance                                            0.00
          B. Repayment of Loan                                            0.00
          C. Ending Balance                                               0.00











[Image]                         (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
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